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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 of our report dated August 14, 1997, on our audit of the balance sheet of Global Decisions Group LLC as of June 30, 1997 (date of inception). We also consent to the reference to our firm under the caption "Experts."


                                             COOPERS & LYBRAND L.L.P.

New York, New York
August 27, 1997